Exhibit 10.50

FIRST AMENDMENT

TO THE MASTER SERVICES AGREEMENT

THIS FIRST AMENDMENT (“Amendment”), effective September 11, 2006 (the “Amendment Effective Date”) is to the existing Master Services Agreement between AAIPharma Inc. (formerly AAI Development Services Inc., a division of AAIPharma Inc.) (hereinafter “AAIPharma”) and Sunesis Pharmaceuticals, Inc. (hereinafter the “Client”) dated November 3, 2003 (the “Agreement”). All capitalized terms herein shall have the same meaning as set forth in the Agreement.

WHEREAS, AAIPharma and Client desire to modify the existing Agreement to provide the terms and conditions upon which Client may continue to engage AAIPharma, from time to time and agreed to by AAIPharma, to provide services for individual projects being conducted by SUNESIS.

NOW, THEREFORE, in consideration of the promises and mutual covenants contained in this Amendment, AAIPharma and Client hereby agree to the terms and conditions set forth below.

1.	Section 7.1 of the Agreement shall be deleted and replaced in its entirety with the following:

“Unless sooner terminated in a manner herein provided, this Agreement shall continue for a period of six (6) years from the Effective Date (hereinafter the “Term”). The Parties may extend this Agreement by written mutual agreement at least sixty (60) days prior to the expiration of the Term”.

Except as otherwise stated in this Amendment, all other terms and conditions of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed as of the Amendment Effective Date.

Sunesis Pharmaceuticals, Inc. 341 Oyster Point Boulevard South San Francisco, CA 94080		AAlPharma Inc. 2320 Scientific Park Drive Wilmington, NC 28405

By:		By:

Print Name:	Darly B. Winter, Ph. D.	Print Name:	Vito J. Mangiardi

Title:	Sr. Vice president, General Counsel	Title:	President, Operations North America

Date Signed:	10/2/06	Date Signed:	10-18-2006

#2047 First Amendment to Master Services Agreement AAIPharma Inc. / Sunesis Pharmaceuticals	ver11-Sept-2006